Deutsche Asset
& Wealth Management
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Summary Prospectus | December 1, 2014



Deutsche Variable NAV Money Fund

(formerly DWS Variable NAV Money Fund)





 Class/Ticker    INSTITUTIONAL SHARES   VNIXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutscheliquidity.com/US/ products/fund_facts_prospectus_l2.jsp. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated December 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                                              0.15
-------------------------------------------------------     ----
Distribution/service (12b-1) fees                          None
-------------------------------------------------------    -----
Other expenses1                                             0.76
-------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.91
-------------------------------------------------------    -----
Fee waiver/expense reimbursement                            0.71
-------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT                                       0.20
-------------------------------------------------------    -----

(1) "Other expenses" have been restated to reflect a reduction in the transfer agency fee.

The Advisor has contractually agreed through November 30, 2015 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.20%. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
        $20       $219       $434    $1,054
---     ---       ----       ----    ------

PRINCIPAL INVESTMENT STRATEGY


The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.


The fund is a money market fund that is designed to serve as a complementary product to traditional stable value money market funds. UNLIKE A TRADITIONAL MONEY MARKET FUND, THE FUND WILL NOT USE THE AMORTIZED COST METHOD OF VALUATION OR ROUND THE PER SHARE NET ASSET VALUE (NAV) TO THE NEAREST WHOLE CENT AND DOES NOT SEEK TO MAINTAIN A STABLE SHARE PRICE. AS A RESULT, THE FUND'S SHARE PRICE, WHICH IS ITS NAV, WILL VARY AND REFLECT THE EFFECTS OF UNREALIZED APPRECIATION AND DEPRECIATION AND REALIZED LOSSES AND GAINS. Because the fund will not use the amortized cost method of valuation, the Advisor believes that the likelihood of redemptions by shareholders solely to avoid unrealized depreciation or realized losses will be mitigated, but there is no guarantee that the fund will not experience redemptions based upon unrealized depreciation, realized losses or other factors.


The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset backed securities, paying a fixed, variable or floating interest rate.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.


MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the fund seeks preservation of capital, the net asset value per share of the fund will fluctuate, and you could lose money by investing in the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if an issuer of a money market instrument suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.


MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.


PRICING RISK. Any time the fund uses any valuation methodology other than market prices, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than market value when buying fund shares or receive less than market value when selling fund shares.


LIQUIDITY RISK. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can prevent the fund from being able to take advantage of other investment opportunities.


Unusual market conditions, an unusually high volume of redemption requests, or other similar conditions, could cause the fund to be unable to pay redemption proceeds within a short period of time.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.


MUNICIPAL SECURITIES RISK. The fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. Foreign investments include certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.


REGULATORY RISK. In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The fund is required to comply with money market reforms by the specified compliance dates. As a result, the fund may be required to take certain steps that will impact its operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a



                                       2
                                                Deutsche Variable NAV Money Fund


                                             SUMMARY PROSPECTUS December 1, 2014
seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to deutscheliquidity.com (the Web site does not form a part of this prospectus) or call (800) 730-1313.

Institutional Shares is a new class of shares and therefore does not have a full calendar year of performance available. In the bar chart and table below, the performance figures are based on the performance of the fund's original share class, Capital Shares, adjusted to reflect the higher expenses of the Institutional Shares. Capital Shares commenced operations on April 18, 2011 and are offered in a separate prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Shares)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  2012      2013
  0.23      0.18




                   RETURNS   PERIOD ENDING
 BEST QUARTER     0.06%      March 31, 2012
 WORST QUARTER    0.04%      June 30, 2013
 YEAR-TO-DATE     0.11%      September 30, 2014

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2013 expressed as a %)


           CLASS          1       SINCE
       INCEPTION       YEAR   INCEPTION
     -----------  ---------  ----------
     12/2/2013        0.18       0.19
---  ---------        ----       ----

Total returns would have been lower if operating expenses hadn't been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $500,000, and there is no minimum additional investment. Accounts opened through a financial advisor may have different minimum investment amounts.


The fund reserves the right to modify the investment minimum.


TO PLACE ORDERS

The fund is primarily offered to institutional investors. Your account cannot become activated until we receive a completed account application. To purchase or sell shares of the fund, please contact your sales representative or call
(800) 730-1313 to be put into contact with a sales representative who can assist you.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       3
                                                Deutsche Variable NAV Money Fund
                               SUMMARY PROSPECTUS December 1, 2014 DVNMFINST-SUM